Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
Defiance Quantum ETF (QTUM)
(the “Fund”)
May 16, 2025
Supplement to the Summary Prospectus and Prospectus each dated April 30, 2025

Effective with the June 2025 rebalance and reconstitution of the Fund’s underlying index, the following sentence replaces the last sentence in the first paragraph of the “BlueStar Quantum Computing and Machine Learning Index” description in the “Principal Investment Strategies” section:

Companies identified by BlueStar’s screening process are then screened for investibility, including minimum liquidity thresholds and a minimum market capitalization of (i) US$150 million for companies that derive at least 50% of their annual revenue or operating activity from machine learning-related products or activities and (ii) US$100 million for companies that derive at least 50% of their annual revenue or operating activity from quantum computing-related products or activities.

In addition, effective with the June 2025 rebalance and reconstitution of the Fund’s underlying index, the following sentence replaces the first sentence in both the third paragraph of the “BlueStar Quantum Computing and Machine Learning Index” description in the “Principal Investment Strategies” section and the second paragraph of the “BlueStar Quantum Computing and Machine Learning Index” description in the “Additional Information about the Indexes” section:

In determining the companies included in the Index at the time of each rebalance and reconstitution of the Index, the largest eligible companies by market capitalization are included until 98.5% of the market capitalization of such eligible companies is included in the Index, plus any companies already included in the Index whose market capitalization falls between the largest and smallest market capitalizations of the eligible companies.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.